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                                                                    EXHIBIT 23.4

                       CONSENT OF INDEPENDENT ACCOUNTANTS

We hereby consent to the incorporation by reference in the Prospectus constituting part of the Registration Statement on Form S-3 (No. 333-36595) of our reports dated February 16, 2001 appearing on pages 41 and 62 of Post Properties, Inc.'s and Post Apartment Homes, L.P.'s Annual Report on Form 10-K for the year ended December 31, 2000, respectively.

PricewaterhouseCoopers LLP
Atlanta, Georgia
March 21, 2001